SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of Earliest Event Reported): June 2, 2003

                              PROGINET CORPORATION

               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                      0-28008                  11-3264929
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)




        200 Garden City Plaza, Garden City, New York                  11530
          (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's Telephone Number, Including Area Code: (516) 248-2000

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Exhibits

               99.1 Press Release dated June 2, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 30, 2003, Proginet Corporation issued a press release announcing its earnings for the third quarter ended April 30, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 12 by reference.

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Proginet Corporation


Date: June 2, 2003                     By: /s/ Kevin M. Kelly
                                           -------------------------------------
                                       Name:  Kevin M. Kelly
                                       Title: President/Chief Executive Officer

                                  EXHIBIT INDEX



  EXHIBIT NO.            DESCRIPTION
  -----------            -----------
       99.1              Press Release dated June 2, 2003 regarding
                         financial information for Proginet
                         Corporation for the quarter ended April 30, 2003.